                                                                EXHIBIT 10.36

                       ENVIRONMENTAL INDEMNITY AGREEMENT


                  THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "AGREEMENT") is made as of December 14, 1999, by The Faxon Company, Inc., a Delaware corporation having an address at 15 Southwest Park, Westwood, Massachusetts 02090 ("Faxon"), McGregor Subscription Service, Inc., an Illinois corporation ("McGregor"), The Turner Subscription Agency, Incorporated ("Turner"), RoweCom, Inc., a Massachusetts_corporation ("RoweCom"), and Dawson, Inc., a Delaware corporation ("Dawson"; together with Faxon, McGregor, Turner and RoweCom, are collectively the "INDEMNITOR"), in favor of American National Bank and Trust Company of Chicago, a national banking association having an address at 120 S. LaSalle Street, 8th Floor, Chicago, Illinois 60603 (the "LENDER"). All capitalized terms not defined herein shall have the same meanings set forth in the Mortgage (as hereinafter defined).

                        W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Loan and Security Agreement dated as of the date hereof, as amended, renewed or restated from time to time (collectively the "Loan Agreement"), Lender is making one or more loans to Faxon, McGregor and Turner (collectively the "Borrower"), in the aggregate principal amount of Thirty-Five Million and no/100 Dollars ($35,000,000.00) (as such loan may be amended, renewed or restated from time to time, the "LOAN");

                  WHEREAS, the Loan is guarantied by (i) RoweCom pursuant to that certain RoweCom Corporate Guaranty dated as of the date hereof executed and delivered by RoweCom to Lender, and (ii) Dawson pursuant to that certain Dawson Corporate Guaranty dated as of the date hereof executed and delivered by Dawson to Lender (collectively the "Guaranties");

                  WHEREAS, each Borrower is a wholly-owned subsidiary of Dawson, which is a wholly-owned subsidiary of RoweCom; and

                  WHEREAS, the Loan is secured by that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated the date hereof, given by Faxon to Lender (the "MORTGAGE"), encumbering that certain real property situated in the County of Norfolk, Commonwealth of Massachusetts as is more particularly described on EXHIBIT A attached hereto, and all Improvements thereon (said real property and Improvements are hereinafter sometimes collectively referred to as the "PROPERTY"); and

                  WHEREAS, as a condition precedent to Lender providing the Loan to Borrower, Indemnitor agreed to execute and deliver this Agreement to Lender.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:

1. INDEMNITY. Each Indemnitor, jointly and severally, assumes liability for, and agrees to pay, protect, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Lender), and save Lender harmless from and against, and indemnify Lender from and against any and all liens, damages (including, without limitation, punitive or exemplary damages), losses, liabilities (including, without limitation, strict liability), obligations, settlement payments, penalties, fines, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements and expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding or enforcing any term of this Agreement) (collectively "COSTS") which may at any time be imposed upon, incurred by or asserted or awarded against Lender, Indemnitor or the Property, and arising directly or indirectly from or out of, whether now, hereafter or heretofore occurring:
(i) any violation or alleged violation of, or liability or alleged liability under, any local, state or federal law, rule or regulation or common law duty pertaining to human health, natural resources or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section.9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section.6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section.1251 et seq.), the
Clean Air Act (42 U.S.C. Section.7401 et seq.), the Emergency Planning and Community-Right-to-Know Act (42 U.S.C. Section.11001 et seq.), the Endangered Species Act (16 U.S.C. Section.1531 et seq.), the Toxic Substances Control
Act (15 U.S.C. Section.2601 et seq.), the Occupational Safety and Health Act
(29 U.S.C. Section.651 et seq.), the Hazardous Materials Transportation Act
(49 U.S.C. Section.1801 et seq.), and those relating to paint containing more than .05% lead by dry weight ("LEAD BASED PAINT") and the regulations promulgated pursuant to said laws, all as amended from time to time (collectively, "ENVIRONMENTAL LAWS"), relating to or affecting the Property, whether or not caused by or within the control of Indemnitor; (ii) the presence, release or threat of release of or exposure to any hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants
(including, without limitation, asbestos or asbestos-containing materials, polychlorinated biphenyls, petroleum or petroleum products or byproducts, flammable explosives, radioactive materials, Lead Based Paint, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "HAZARDOUS SUBSTANCES"), on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Indemnitor;
(iii) any transport, treatment, recycling, storage, disposal or arrangement therefor of Hazardous Substances whether on the Property, originating from the Property, or otherwise associated with the Indemnitor or any operations conducted on the Property at any time; (iv) the breach of any representation or warranty contained in the Mortgage; (v) the enforcement of this Agreement, or (vi) any environmental investigation, assessment, audit or review conducted in connection with the Property or the operations conducted at any time thereon, including, without limitation, the cost of assessment, investigation, containment, removal and/or remediation of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with Environmental Laws in connection with all or any portion of the Property or any surrounding areas. Notwithstanding the foregoing, Borrower shall not be responsible for Costs which (i) are the direct result of Lender's gross negligence or willful misconduct, or (ii) arise solely from an act, occurrence or condition which initially commenced or was introduced to the Property after the Bank takes possession thereof.

         2. INDEMNIFICATION PROCEDURES. (a) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; PROVIDED, HOWEVER, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor. Lender shall have the right, at Indemnitor's expense, to employ separate counsel in any action and to participate in the defense thereof. If Indemnitor shall fail to defend Lender against any claim, loss or liability for which Lender is indemnified, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability includes both the settlement consideration and all of the costs and expenses incurred by Lender in effecting such settlement. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

                  (b) Except in cases where Lender is grossly negligent or engaged in willful misconduct, Indemnitor shall not, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim (each, an "ACTION") or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such Action and a dismissal with prejudice of such Action, or (ii) settle or compromise any Action in any manner that may adversely affect Lender (including, without limitation, Lender's reputation) or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

                  (c) All Costs shall be immediately reimbursable to Lender when and as incurred and without any requirement of waiting for the ultimate outcome of any Action, and Indemnitor shall pay to Lender any and all Costs within ten
(10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten day period, shall bear interest at the Default Rate and such Costs and interest shall be secured by the Mortgage and by the other Loan Documents.

         3. REINSTATEMENT OF OBLIGATIONS. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

         4. WAIVERS BY INDEMNITOR. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of (a) any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against Indemnitor hereunder; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (c) demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of Lender, any endorser or creditor of either Indemnitor or any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;
(d) any defense based upon an election of remedies by Lender; (e) any right or claim of right to cause a marshaling of the assets of either Indemnitor or Borrower; (f) any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement; (g) any duty on the part of Lender to disclose to Indemnitor any facts Lender may know about the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor; (h) any lack of notice of disposition or of manner of disposition of any collateral for the Loan; (i) any invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents; (j) any lack of commercial reasonableness in dealing with the collateral for the Loan; (k) any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed; (l) any assertion or claim that the automatic stay provided by 11 U.S.C. Section.362 or any other stay provided under any other debtor relief law of any jurisdiction whatsoever, now or hereafter in effect, shall operate to stay or inhibit the ability of Lender to enforce any of its rights which Lender may have against Indemnitor, or the collateral for the Loan; (m) any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to Title 11 of the United States Code, as amended, or any other debtor relief law of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and (n) any action, occurrence, event or matter consented to by Indemnitor under SECTION 5(G) or any other provision hereof, or otherwise.

                  5. GENERAL PROVISIONS. (a) RIGHT TO INDEMNIFICATION NOT AFFECTED BY KNOWLEDGE. Lender's right to defense, indemnification, payment of Costs or other remedies based on this Agreement shall not be diminished or affected in any way by any investigation conducted by Lender or other knowledge acquired (or capable of being acquired) in any way by Lender at any time.

                  (b) SURVIVAL. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the payment of the indebtedness evidenced and secured by the Loan Documents and the exercise of any remedy by Lender under the Mortgage or any of the other Loan Documents, even if, as a part of such remedy, the Loan is paid or satisfied in full.

                  (c) NO SUBROGATION; NO RECOURSE AGAINST LENDER. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agrees with Lender that Indemnitor shall not demand or accept any payment of indebtedness or interest from Borrower, shall not claim any offset or other reduction of Indemnitor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral securing the Loan. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

                  (d) RESERVATION OF RIGHTS. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution or cost recovery, which Lender may have against Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. ss.9601 eT Seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

                  (e) RIGHTS CUMULATIVE; PAYMENTS. Lender's rights under this Agreement shall be in addition to all rights of Lender under the Note, the Mortgage and the other Loan Documents. FURTHER, PAYMENTS MADE BY INDEMNITOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER'S OR INDEMNITOR'S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE MORTGAGE, THE GUARANTY OR THE OTHER LOAN DOCUMENTS EXCEPT WITH RESPECT TO, AND TO THE EXTENT OF, BORROWER'S OBLIGATION AND LIABILITY FOR THE PAYMENT MADE BY INDEMNITOR.

                  (f) NO LIMITATION ON LIABILITY. Indemnitor hereby consents and agrees that Lender may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Mortgage or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the ownership of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or in the Mortgage or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender's failure to record the Mortgage or to file any financing statement (or Lender's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitor's obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

                  (g) NOTICE. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given by delivery of the same in the manner and to the address or facsimile number set forth in the Loan Agreement for Lender and Borrower and in the Guaranties for RoweCom and Dawson, or at such other address or facsimile number as may be designated by such party as herein provided. All notices, demands and requests shall be effective as set forth in the Loan Agreement and the Guaranties. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent.

                  (h) SUCCESSIVE ACTIONS. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

                  (i) WAIVER BY INDEMNITOR. Borrower and Indemnitor covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, neither Borrower nor Indemnitor shall seek a supplemental stay or otherwise seek, pursuant to 11 U.S.C. ss.105 or any other provision of Title 11 United States Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor by virtue of this Agreement or otherwise.

                  (j) SPECIFIC NOTICE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS AGREEMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY INDEMNITOR OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER'S OWN NEGLIGENCE.

                  (k) MISCELLANEOUS. (i) Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

                  (ii) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES.

                  (iii) This Agreement shall bind the Indemnitor and the its personal representatives, successors and assigns and shall inure to the benefit of Lender, its officers, directors, shareholders, agents and employees of Lender and their respective heirs, personal representatives, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion.

                  (iv) The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound.

                  (v) This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance.

                  (vi) Time is of the essence hereof.

                  (vii) The term "business day" as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in [Chicago, Illinois] are authorized by law to be closed.

                  (viii) The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

                  (ix) In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorney's fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.

                  (x) This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

                  (xi) All references to Indemnitor shall mean Faxon, McGregor, Turner, RoweCom and Dawson, both individually and collectively, and jointly and severally, and all representations, warranties, duties, covenants, agreements and obligations of Indemnitor shall be the individual and collective representations, warranties, duties, covenants, agreements and obligations of each of Faxon, McGregor, Turner, RoweCom and Dawson.

                  (xii) All references to Borrower shall mean Faxon, McGregor and Turner, both individually and collectively, and jointly and severally.

         IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the day and year first written above.


                                         THE FAXON COMPANY, INC.

                                         By:
                                           -------------------------------------
                                           Name:
                                               ---------------------------------
                                           Title:
                                                 -------------------------------



                                          MCGREGOR SUBSCRIPTION COMPANY


                                          By:
                                            ------------------------------------
                                            Name:
                                                --------------------------------
                                            Title:
                                                 -------------------------------



                                          THE TURNER SUBSCRIPTION AGENCY,
                                          INCORPORATED

                                          By:
                                             -----------------------------------
                                             Name:
                                                 -------------------------------
                                             Title:
                                                  ------------------------------



                                          DAWSON, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                          ROWECOM, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                  ------------------------------